Nationwide Geneva Mid Cap Growth Fund Summary Prospectus November 29, 2013

Class/Ticker A NWHVX C NWHWX Institutional Class NWKAX Institutional Service Class NWHYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 29, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 76 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 74 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses	0.40%	0.15%	0.15%	0.40%
Total Annual Fund Operating Expenses	1.36%	1.86%	0.86%	1.11%

SP-HM-MCG (11/13)

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$706	$981
Class C shares	289	585
Institutional Class shares	88	274
Institutional Service Class shares	113	353

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$189	$585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (July 31, 2013), the portfolio turnover rate was 25.74% of the average value of its portfolio. See the section entitled “Performance” for more information about the predecessor fund.

Principal Investment Strategies

The Fund seeks to invest, under normal market conditions, in common stocks of publicly traded companies that the subadviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase (“U.S. mid-cap companies”), although the Fund may invest in companies outside this range. Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. mid-cap companies. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell Midcap Index at any given time. In selecting growth stocks for the Fund, the subadviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management or analysis of the company’s financial statements and public disclosures). The subadviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries).

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”).

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Exchange-traded funds risk – an investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and there is no guarantee that the market price of an ETF is the same as the market value of the ETF’s underlying securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, however, the difference between the market value and the net asset value of ETF shares should, in most cases, be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The returns presented for the Fund reflect the performance of the HighMark Geneva Mid Cap Growth Fund, a former series of HighMark Funds (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to June 8, 2009

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are based on the performance of the North Track Geneva Growth Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:     16.45% – 2nd qtr. 2009

Worst quarter:     -24.61% – 4th qtr. 2008

Year-to-date total return as of September 30, 2013: 22.05%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to June 26, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s

Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.

The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.69%	3.50%	9.29%
Class A shares – After Taxes on Distributions	3.41%	3.38%	9.13%
Class A shares – After Taxes on Distributions and Sales of Shares	2.77%	3.00%	8.27%
Class C shares	8.07%	4.00%	9.14%
Institutional Class shares	9.97%	4.88%	10.02%
Institutional Service Class shares	9.97%	4.88%	10.02%
Russell Midcap Growth Index (The Index does not pay sales charges, fees, expenses or taxes.)	15.81%	3.23%	10.32%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Geneva Capital Management Ltd. (“Geneva Capital”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Amy S. Croen	Managing Principal, Geneva Capital	Since 2009
William A. Priebe	Managing Principal, Geneva Capital	Since 2009
Michelle J. Picard	Managing Principal, Geneva Capital	Since 2009
William Scott Priebe	Managing Principal, Geneva Capital	Since 2009

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Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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